UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
(Amendment #2)
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) September 15, 2009
RIGHTNOW TECHNOLOGIES, INC.
(Exact Name of Registrant as Specified in Charter)

DELAWARE	000-31321	81-0503640

(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

136 ENTERPRISE BOULEVARD, BOZEMAN, MT	59718

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code (406) 522-4200
N/A

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE
          On November 4, 2009, RightNow Technologies, Inc. (the “Company” or “RightNow”), filed a Current Report on Form 8-K/A (the “Amendment No. 1”) solely to amend and supplement its initial Current Report on Form 8-K filed on September 21, 2009 (the “Initial Form 8-K”), to include the required Item 9.01(a) Financial Statements of Business Acquired and the required Item 9.01(b) Pro Forma Financial Information. This Current Report on Form 8-K/A is being filed solely to include an additional Exhibit No. 99.5 . Except as described herein, the information contained in the Initial Form 8-K and Amendment No. 1 has not been updated or amended.
          Pursuant to Rule 12b-15 under the Securities Exchange Act of 1934, set forth below is the complete text of Item 9.01 of Amendment No. 1 as amended:
Item 9.01. Financial Statements and Exhibits.
(a)	Financial statements of business acquired.

The financial statements of HiveLive, Inc. required by this Item 9.01(a) are attached hereto as Exhibits 99.2 and 99.3 and are incorporated herein by reference.

(b)	Pro forma financial information.

The pro forma financial information required by this Item 9.01(b) is attached hereto as Exhibit 99.4 and is incorporated herein by reference.

(c)	Shell company transactions.

Not applicable

(d)	Exhibits.

23.1	Consent of Gordon, Hughes and Banks, LLP, independent auditors for HiveLive, Inc.*

23.2	Consent of Ehrhardt Keefe Steiner and Hottman PC, independent auditors for HiveLive, Inc.*

99.1	Press release dated September 16, 2009 announcing RightNow Technologies, Inc.’s completed acquisition of HiveLive, Inc.**

99.2	Audited consolidated financial statements of HiveLive, Inc. for the years ending December 31, 2008 and 2007.*

99.3	Unaudited interim consolidated financial statements of HiveLive, Inc. for the six month period ending June 30, 2009 and the comparative period June 30, 2008.*

99.4	Unaudited pro forma condensed combined balance sheet as of June 30, 2009 and the unaudited pro forma condensed combined statement of operations for the year ended December 31, 2008 and the six month period ended June 30, 2009.*

99.5	Audited consolidated financial statements of HiveLive, Inc. for the years ending December 31, 2007 and 2006.

*	Previously filed with Amendment No. 1

**	Previously furnished but not filed pursuant to Item 7.01 of the Initial Form 8-K

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RIGHTNOW TECHNOLOGIES, INC. (Registrant)
Dated: December 3, 2009	/s/ Jeffrey C. Davison
Jeffrey C. Davison
Chief Financial Officer, Vice President and Treasurer